Pursuant to Rule 497(d)

Registration No. 333-136836

THE TOCQUEVILLE GENESIS FUND,

a series of

THE TOCQUEVILLE TRUST

40 West 57th Street

New York, New York  10019

October 3, 2006

Dear Shareholder:

Please note that only shareholders of record at the close of business on September 1, 2006, are entitled to notice of, and to vote at, the Special Meeting of Shareholders to be held on October 27, 2006, or any postponements or adjournments thereof (the Notice of Special Meeting of Shareholders incorrectly states a record date of September 22, 2006).

Sincerely,

/s/ Robert W. Kleinschmidt

Robert W. Kleinschmidt

President